UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 18, 2009

Oxford Technologies Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-49854	04-3615974
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

80 Wall Street, Suite 818 New York, NY		10005
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(212) 809-1200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Mr. Shaun Ashmead, the Managing Director of Axiom Manufacturing Services Limited (“Axiom”), a subsidiary of Oxford Technologies, Inc. (the “Company”), has voluntarily tendered his resignation from his position, effective May 18, 2009.

Following Mr. Ashmead’s resignation, the Board of Directors of Axiom appointed David Davis as the Managing Director of Axiom, effective May 18, 2009.  Prior to his re-joining Axiom, Mr. David Davis, age of 43, was Operations and Logistics Director of Tamae Valve Ltd, a subsidiary of Tomoe Valve Corporation,  a global OEM supplying the oil, gas and petrochemical marketplace with triple offset butterfly values.  From February 2001 to March 2007, Mr. Davis was Axiom’s Senior Commercial Manager.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oxford Technologies, Inc.

May 22, 2009	By:	/s/ Jacinta Sit

Name: Jacinta Sit
Title: President